Supplement Dated August 4, 2006

To the Prospectuses and Statement of Additional Information

each dated January 3, 2006

of

PARADIGM FUNDS TRUST

And its following series:

Advantage Series

Adviser Series

Institutional Series

(the “Funds”)

Effective July 19, 2006, Ezra Zask replaces Louis J. Hanna as President and Chief Executive Officer of PARADIGM Funds Trust (the “Trust”).